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                                                                 Exhibit 10(j)


                         R.R. DONNELLEY & SONS COMPANY
                           1995 STOCK INCENTIVE PLAN

                       (AS AMENDED ON JANUARY 25, 1996)

                                  I. GENERAL

1. Plan. To provide incentives to management through rewards based upon the ownership or performance of the common stock of R.R. Donnelley & Sons Company (the "Company"), the Committee hereinafter designated, may grant cash or bonus awards, stock options, stock appreciation rights ("SARs"), or combinations thereof, to eligible officers and other key management employees, on the terms and subject to the conditions stated in the Plan. In addition, to provide incentives to members of the Board of Directors ("Board") who are not employees of the Company ("non-employee directors"), such non-employee directors are hereby granted options on the terms and subject to the conditions set forth in the Plan. For purposes of the Plan, references to employment by the Company also mean employment by a majority-owned subsidiary of the Company and employment by any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest.

2. Eligibility. Officers and other key management employees of the Company, its subsidiaries, and any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest, shall be eligible, upon selection by the Committee, to receive cash or bonus awards, stock options or SARs, either singly or in combination, as the Committee, in its discretion, shall determine. Non-employee directors shall receive stock options on the terms and subject to the conditions stated in the Plan.

3.  Limitation on Shares to be Issued.  Subject to adjustment as provided in
Section 5 of this Article I, 7,500,000 shares of common stock, par value $1.25 per share ("common stock"), shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options and SARs which are not granted in tandem with or by reference to a stock option ("free-standing SARs"). Shares subject to a grant or award which for any reason are not issued or delivered, including by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or by reason of the delivery or withholding of shares to pay all or a portion of the exercise price or to satisfy tax withholding obligations, shall again be available for future grants and awards; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs ("tandem SARs") shall be treated as one grant. For the purpose of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options or SARs or a combination thereof may be granted during any three-year period to any person shall be 1,000,000, subject to adjustment as provided in Section 5 of this Article I. The maximum number of shares of common stock with
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respect to which fixed awards in the form of restricted stock may be granted hereunder is 500,000 in the aggregate, subject to adjustment as provided in
Section 5 of this Article I.

     Shares of common stock to be issued may be authorized and unissued shares of common stock, treasury stock or a combination thereof.

4. Administration of the Plan. The Plan shall be administered by a Committee designated by the Board of Directors (the "Committee"). Each member of the Committee shall be (i) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall, subject to the terms of the Plan, select eligible officers and key management employees for participation; determine the form of each grant and award, either as cash, a bonus award, stock options or SARs or a combination thereof; and determine the number of shares or units subject to the grant or award, the fair market value of the common stock or units when necessary, the time and conditions of vesting, exercise or settlement, and all other terms and conditions of each grant and award, including, without limitation, the form of instrument evidencing the grant or award. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan, and impose, incidental to a grant or award, conditions with respect to competitive employment or other activities not inconsistent with the Plan. All such rules, regulations, interpretations and conditions shall be conclusive and binding on all parties. Each grant and award shall be evidenced by a written instrument and no grant or award shall be valid until an agreement is executed by the Company and the recipient thereof and, upon execution by each party and delivery of the agreement to the Company, such grant or award shall be effective as of the effective date set forth in the agreement.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems 8appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the selection for participation in the Plan of (A) an employee who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period a grant or award hereunder to such employee would be outstanding or (B) an officer or other person subject to Section 16 of the Exchange Act or (ii) decisions concerning the timing, pricing or amount of a grant or award to such an employee, officer or other person.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

5. Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities available under the Plan, the number and

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class of securities subject to each outstanding bonus award, the number and class of securities subject to each outstanding stock option and the purchase price per security, the number of securities subject to each stock option to be granted to non-employee directors pursuant to Article III and the terms of each outstanding SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options and SARs without a change in the aggregate purchase price or base price. If any such adjustment would result in a fractional security being (i) available under the Plan, such fractional security shall be disregarded, or (ii) subject to an outstanding grant or award under the Plan, the Company shall pay the holder thereof, in connection with the first vesting, exercise or settlement of such grant or award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such grant or award.

6. Effective Date and Term of Plan. The Plan shall be submitted to the stockholders of the Company for approval at the 1995 annual meeting of stockholders and, if approved, shall become effective on January 1, 1995. The Plan shall terminate on December 31, 1999 unless terminated prior thereto by action of the Board. No further grants or awards shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants or awards made prior to termination.

7. Amendments. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, or such amendment would increase (subject to Section 5 of this Article I) the maximum number of shares available under the Plan; provided, however, that subject to Section 5 of this Article I, the number of shares subject to stock options granted to non-employee directors, the purchase price therefor, the date of grant of any such option, the termination provisions relating to such options and the category of persons eligible to be granted such options shall not be amended more than once every six months, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder. No amendment may impair the rights of a holder of an outstanding grant or award without the consent of such holder.

8. Prior Plans. Upon approval of the Plan by the stockholders of the Company, no further grants or awards shall be made under the Company's 1981 Stock Incentive Plan, as amended (the "1981 Plan"), the 1986 Stock Incentive Plan, as amended (the "1986 Plan"), or the 1991 Stock Incentive Plan, as amended (the "1991 Plan"), except that SARs may be granted with respect to options previously granted and outstanding under such Plans. Grants and awards made under the 1981 Plan, the 1986 Plan and the 1991 Plan prior to approval of the Plan by the stockholders of the Company shall continue in effect in accordance with their terms.

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                               II. BONUS AWARDS

1. Form of Award. Bonus awards, whether performance awards or fixed awards, may be made to eligible officers and other key management employees in the form of (i) cash, whether in an absolute amount or as a percentage of compensation,
(ii) stock units, each of which is substantially the equivalent of a share of common stock but for the power to vote and, subject to the Committee's discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of common stock,
(iii) shares of common stock issued to the employee but forfeitable and with restrictions on transfer in any form as hereinafter provided or (iv) any combination of the foregoing.

2. Performance Awards. Awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with the actual such amount, percentage or number to be determined by reference to the level of achievement of corporate, sector, business unit, division, individual or other specific objectives over a performance period of not less than one nor more than ten years, as determined by the Committee. No rights or interests of any kind shall be vested in an individual receiving a performance award until the conclusion of the performance period and the determination of the level of achievement specified in the award, and the time of vesting, if any, thereafter shall be as specified in the award.

3. Fixed Awards. Awards may be made which are not contingent on the achievement of specific objectives, but are contingent on the participant's continuing in the Company's employ for a period specified in the award.

4. Rights with Respect to Restricted Shares. If shares of restricted common stock are subject to an award, the participant shall have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that a distribution with respect to shares of common stock, other than a regular quarterly cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of common stock with respect to which such distribution was made.

     During the restriction period, a certificate or certificates representing restricted shares shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required under applicable laws, rules or regulations, indicating that the ownership of the shares of common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the agreement relating to the restricted shares. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable objectives, and subject to the Company's right to

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require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of shares of common stock shall be delivered to the holder of such award.

5. Rights with Respect to Stock Units. If stock units are credited to a participant pursuant to an award, then, subject to the Committee's discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of common stock after the crediting of the units (unless the record date for such dividends or other distributions precedes the date of grant of such award) shall be credited to an account for the participant and held until the award is forfeited or paid out. Interest shall be credited on the account annually at a rate equal to the return on five year U.S. Treasury obligations.

6. Vesting and Resultant Events. The Committee may, in its discretion, provide for early vesting of an award in the event of the participant's death, permanent and total disability or retirement. At the time of vesting, (i) the award, if in units, shall be paid to the participant either in shares of common stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, and the participant's account to which dividend equivalents, other distributions and interest have been credited shall be paid in cash, (ii) the award, if a cash bonus award, shall be paid to the participant either in cash, or in shares of common stock with a then fair market value equal to the amount of such award, or in such combination thereof as the Committee shall determine and (iii) shares of restricted common stock issued pursuant to an award shall be released from the restrictions.


                              III. STOCK OPTIONS

1. Grants. (a) Options for Officers and Key Management Employees. Options to purchase shares of common stock of the Company may be granted to such eligible officers and key management employees as may be selected by the Committee. These options may, but need not, constitute "incentive stock options" under Section 422 of the Code or any other form of option under the Code. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of common stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of the Company, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall not constitute incentive stock options.

     (b) Options for Non-Employee Directors. An option to purchase 4,000 shares of common stock of the Company shall be granted on the date of the 1995 annual meeting of stockholders and, thereafter, annually on the date of the Company's annual meeting of stockholders to each individual who immediately following such meeting on such date is a non-employee director. An option granted to a non-employee director pursuant to this Section 1(b) (a "Director Option") shall become exercisable in whole or in part on the earlier to occur of (i) the date which is the first anniversary of the date the Director Option is granted (the date of grant being hereafter referred to as the "Option Date") or (ii) the day immediately preceding the date of the first annual meeting of stockholders of the Company next following the Option Date; provided, however, that the date

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of such annual meeting is at least three hundred fifty-five (355) days after the
Option Date, and Director Options shall not be exercisable more than ten years after the Option Date.

2. Number of Shares and Purchase Price. The number of shares of common stock subject to an option and the purchase price per share of common stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of common stock shall not be less than 100% of the fair market value of a share of common stock on the date of grant of the option; provided further, that if an incentive stock option shall be granted to any person who, on the date of grant of such option, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a "Ten Percent Holder"), the purchase price per share of common stock shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option; and provided further, that the purchase price per share of common stock subject to a Director Option shall be 100% of the fair market value of a share of common stock on the date of grant of such option.

3. Exercise of Options. The period during which options granted hereunder (other than options granted to non-employee directors) may be exercised shall be determined by the Committee; provided, however, that no incentive stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable more than five years after its date of grant. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of common stock.

     An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) in previously owned whole shares of common stock (which the optionee has held for at least six months prior to delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B),
(ii) if applicable, by surrendering to the Company any SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D) and, in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing common stock shall be delivered until the full purchase price therefor has been paid.

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4.  Termination of Employment or Service.  An option may be exercised during the optionee's continued employment with the Company or service on the Board, as the case may be, and, unless otherwise determined by the Committee as set forth in the agreement relating to the option, for a period not in excess of ninety days following termination of employment or service on the Board and only within the original term of the option; provided, however, that if employment of the optionee by the Company or service on the Board, as the case may be, shall have terminated by reason of retirement or total and permanent disability, then the option may be exercised to the extent set forth in the agreement relating to the option for a period not in excess of five years following termination of employment or service on the Board, but not after the expiration of the term of the option. In the event of the death of an optionee (i) during employment or service on the Board, as the case may be, (ii) within a period not in excess of five years after termination of employment or service on the Board, as the case may be, by reason of retirement or total and permanent disability or (iii) within ninety days after termination of employment or service on the Board, as the case may be, for any other reason, outstanding options held by such optionee at the time of death may be exercised to the extent set forth in the agreement relating to the option by the executor, administrator, personal representative, beneficiary or similar persons of such deceased optionee within ninety days of the date of death.


                         IV. UK STOCK OPTION SUB-PLAN

1. GENERAL

(a) Sub-Plan. The UK Stock Option Sub-Plan ("the Sub-Plan") has been established in order to vary the terms on which options may be given to officers and other key management employees who are employed in the United Kingdom by the Company or any of its subsidiaries. Stock options granted under the Sub-Plan shall be deemed granted under the Plan and shall, unless otherwise stated or implied in this Article IV, comply in all respects with the terms and conditions applicable to options granted under Article III of the Plan. Articles II and V and Clause 2 of Article VI shall not apply to options granted under the Sub-Plan.

(b) Definitions. In the Sub-Plan the following terms shall have the following meanings:

"the Subsidiaries"       shall mean all companies which are controlled by the
                         Company (as defined in Section 840 of the Income and Corporation Taxes Act 1988) and which are affiliates controlled by the Company directly or indirectly through one or more intermediaries for the purposes of Rule 12b-2 of the Exchange Act;

"the Group"              shall mean the Company and the Subsidiaries;

"Associated Company"     shall have the meaning attributed to it in Section
                         416(1) of the Income and Corporation Taxes Act 1988;

"the Committee"          shall mean the committee designated to administer the
                         Plan;

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"Full Time Employee"     shall mean any director or employee who is employed by
                         the Group in the United Kingdom and who is required to devote to his duties not less than 25 hours (or in the case of an employee who is not a director of any company in the Group, 20 hours) per week (excluding meal breaks) and is not precluded by paragraph 8 of
                         Schedule 9 from participating in the Sub-Plan;

"Relevant Emoluments"    shall have the meaning which the term bears in sub-
                         paragraph (2) of paragraph 28 of Schedule 9 by virtue of sub-paragraph (4) of that paragraph;

"Year of Assessment"     shall mean a year beginning on any 6 April and ending
                         on the following 5 April;

"Market Value"           shall mean on any day the average of high and low
                         transaction prices in trading in the common stock of the Company as reported on the New York Stock
                         Exchange--Composite Transactions compiled by Associated
                         Press or if no trading occurred on such date then on the next preceding date on which such trading occurred;

"Schedule 9"             shall mean Schedule 9 of the United Kingdom Income and
                         Corporation Taxes Act 1988;

"Share" or "Shares"      shall mean a share or shares of common stock of par
                         value $1.25 which satisfy the conditions specified in Paragraphs 10 to 14 inclusive of Schedule 9.

(c) Sub-Plan. The Committee may grant stock options to officers and other key management employees eligible to participate in the Sub-Plan on the terms and subject to the conditions stated in the Sub-Plan.

(d) Eligibility. Full Time Employees who are officers or other key management employees employed by the Group in the United Kingdom under selection guidelines to be established by the Committee, shall be eligible, upon selection by the Committee, to receive stock options.

(e) Shares to be Issued. Shares to be issued shall be authorized and unissued shares of common stock, treasury stock or a combination thereof. The issue of shares of common stock shall be subject to the maximum specified in the Plan.

(f) Administration. The Sub-Plan shall be administered by the Committee in accordance with the provisions set out in the Plan and varied by the terms of the Sub-Plan.

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(g) Effective Date and Term of the Sub-Plan.  The Sub-Plan shall be submitted to the stockholders of the Company for approval at the 1995 annual meeting of stockholders and, if approved, shall become effective on January 1, 1995.
Options shall not be granted until the Sub-Plan has been approved by the Board of UK Inland Revenue under the provisions of paragraph 1 of Schedule 9. Any change required to be made to the Plan by the Board of UK Inland Revenue in order to obtain its approval may be made without stockholder approval, except as otherwise provided in Clause 7 of Article I. The Sub-Plan shall terminate on December 31, 1999 unless terminated prior thereto by action of the Board. No further grants shall be made under the Sub-Plan after termination, but termination shall not affect the rights of any participant under the grants made prior to termination.

(h) Amendments. The Sub-Plan may be amended or terminated by the Board subject to the conditions specified in the Plan. No amendment may be made which will put the Sub-Plan in breach of conditions for approval set out in Schedule 9 and no amendment to the Sub-Plan or any provision in the Plan which applies to options granted under the Sub-Plan shall be made without prior approval of the Board of UK Inland Revenue.


2.  STOCK OPTIONS

(a) Grants. Options to purchase shares of common stock may be granted to such eligible Full-Time Employees as may be selected by the Committee. No variation shall be made in relation to a spin-off nor to any class of securities available under the Sub-Plan.

(b) Variations in Options. Variations may not be made to options granted under the Sub-Plan pursuant to Article I clause 5 of the Plan without prior consent of the Board of UK Inland Revenue.

(c) Terms of Options. Terms attaching to options shall be contained in a stock option agreement, the form of which must be approved in advance by the Board of UK Inland Revenue. If any performance targets are attached to the exercisability of an option, these shall be objectively determined and subject to the prior approval of the Board of UK Inland Revenue. No option shall be exercisable more than ten years after its date of grant. The per share option price shall be stated at the time the option is granted and shall be not less than 100% of the Market Value of the share on the date on which the optionee is offered options under the Sub-Plan. Upon exercise, the option price shall be paid in cash. The provisions in Clause 3 of Article III for the exercise of options by payment in whole shares of common stock or in cash by a broker-dealer to whom the optionee has submitted an irrevocable notice of exercise will not apply for the purposes of the Sub-Plan unless, in the case of the latter, approved by the Board of UK Inland Revenue. Options shall not be transferable except that such options may be exercised by the personal representative of a deceased optionee or a beneficiary of such deceased optionee who has been designated pursuant to beneficiary designation procedures approved by the Company, in each case within ninety days of the death of the optionee. Options may be exercised during the individual's continued employment with the Group and for a period not in excess of ninety days following termination of employment and only within the original term of the option. No option may be

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exercised by an individual at any time when he is precluded by Paragraph 8 of
Schedule 9 from participating in the Sub-Plan.

(d) Exercise of Option. An option may be exercised by delivery of written notice to the Company specifying the number of shares to be purchased and accompanied by payment in full of the option price for the number of shares so purchased. The Company shall within thirty days post to the optionee certificates representing the number of shares specified, and shall pay all original issue or transfer taxes and all other fees and expenses incidental to such delivery.

(e) Limits on Options. No person shall be granted options under the Sub-Plan which would, at the time that they are obtained, cause the aggregate Market Value of the shares which such person may acquire in pursuance of rights obtained under the Sub-Plan or under any other scheme established by the Group or by any Associated Company of the Company and approved by the Board of UK Inland Revenue under Schedule 9 (and not exercised) to exceed or further exceed the greater of:

     (1) 100,000 British Pounds Sterling or

     (2) Four times the Relevant Emoluments of the optionee for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or if there were no Relevant Emoluments for the preceding Year of Assessment four times the amount of the Relevant Emoluments for the period of twelve months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments. For the purposes of this clause the Market Value of the shares shall be converted from US Dollars to sterling at the middle rate for the buying and selling of that amount of sterling for US Dollars as quoted by the Barclays Bank PLC at the opening of business on the day on which the optionee is offered options under the Sub-Plan.


                         V. STOCK APPRECIATION RIGHTS

1. Grants. Free-standing SARs entitling the grantee to receive cash or shares of common stock having a fair market value equal to the appreciation in market value of a stated number of shares of common stock from the date of grant to the date of exercise of such SARs, or in the case of tandem SARs, from the date of grant of the related stock option to the date of exercise of such tandem SARs, may be granted to such eligible officers and other key management employees as may be selected by the Committee. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both.

2. Number of SARs and Base Price. The number of SARs subject to a grant shall be determined by the Committee. Any tandem SAR related to an incentive stock option shall be granted at the same time that such incentive stock option is granted. The base price of a tandem SAR shall be the purchase price per share of common stock of the related option. The base price of a free-standing SAR shall be determined by the Committee; provided, however, that such base price shall

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not be less than 100% of the fair market value of a share of common stock on the date of grant of such SAR.

3. Exercise of SARs. The agreement relating to a grant of SARs may specify whether such grant shall be settled in shares of common stock (including restricted shares of common stock) or cash or a combination thereof. Upon exercise of an SAR, the grantee shall be paid the excess of the then fair market value of the number of shares of common stock to which the SAR relates over the fair market value of such number of shares at the date of grant of the SAR or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of common stock having a fair market value equal to such excess or in such combination thereof as the Committee shall determine. The period during which SARs granted hereunder may be exercised shall be determined by the Committee; provided, however, that no tandem SAR shall be exercised if the related option has expired or has been cancelled or forfeited or has otherwise terminated. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a tandem SAR, only with respect to whole shares of common stock and, in the case of a free-standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for restricted shares of common stock, a certificate or certificates representing such restricted shares shall be issued in accordance with Section 4 of Article II and the holder of such restricted shares shall have such rights of a stockholder of the Company as determined pursuant to such Section. Prior to the exercise of an SAR for shares of common stock, including restricted shares, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of common stock subject to such SAR.

     A tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of such SAR and (iii) by executing such documents as the Company may reasonably request. A free-standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request. In the case of the holder of an SAR who is subject to Section 16 of the Exchange Act, the Company may require that the exercise of an SAR be in compliance with Section 16 and the rules and regulations thereunder.

4. Termination of Employment. An SAR may be exercised during the grantee's continued employment with the Company and, unless otherwise determined by the Committee as set forth in the agreement relating to the SAR, for a period not in excess of ninety days following termination of employment and only within the original term of the SAR; provided, however, that if employment of the grantee by the Company shall have terminated by reason of retirement or total and permanent disability, then the SAR may be exercised to the extent set forth in the agreement relating to the SAR for a period not in excess of five years following termination of employment but not after the expiration of the term of the SAR. In the event of the death of a holder of an SAR (i) during employment,
(ii) within a period not in excess of five years after termination of

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


employment by reason of retirement or total and permanent disability or (iii) within ninety days after termination of employment for any other reason, outstanding SARs held by such holder at the time of death may be exercised to the extent set forth in the agreement relating to the SAR by the executor, administrator, personal representative, beneficiary or similar persons of such deceased holder within ninety days of the date of death.


                                  VI. OTHER

1. Non-Transferability of Options and Stock Appreciation Rights. No option or SAR shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as determined by the Committee and set forth in the agreement relating to such option or SAR. Each option or SAR may be exercised during the participant's lifetime only by the participant or the participant's guardian, legal representative or similar person. Except as permitted by the second preceding sentence, no option or SAR may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option or SAR, such award and all rights thereunder shall immediately become null and void.

2. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock or the payment of any cash pursuant to a grant or award hereunder, payment by the holder thereof of any Federal, state, local or other taxes which may be required to be withheld or paid in connection therewith. An agreement may provide that (i) the Company shall withhold whole shares of common stock which would otherwise be delivered to a holder, having an aggregate fair market value determined as of the date the obligation to withhold or pay taxes arises in connection therewith (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of common stock (which the holder has held for at least six months prior to the delivery of such shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate fair market value determined as of the Tax Date, (C) authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with Section 16 and the rules and regulations thereunder. An agreement relating to a grant or award hereunder may provide for shares of common stock to be delivered or withheld having an aggregate fair market value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rates. Any fraction of a share of common stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

3. Acceleration Upon Change in Control. If while (i) any performance award or fixed award granted under Article II is outstanding or (ii) any stock option granted under Article III or IV of the Plan or SAR granted under Article V of the Plan is outstanding --

     (a) any "person," as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a "Person") is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

     (b) during any period of two (2) consecutive years (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

     (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

     (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets,

(any of such events being hereinafter referred to as a "Change in Control"), then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval of a merger, consolidation, plan of complete liquidation or an agreement for the sale of the Company's assets as described above occurs (the applicable date being hereinafter referred to as the "Acceleration Date"), (i) with respect to such performance awards, the highest level of achievement specified in the award shall be deemed met and the award shall be immediately and fully vested, (ii) with respect to such fixed awards, the period of continued employment specified in the award upon which the award is contingent shall be deemed completed and the award shall be immediately and fully vested and (iii) with respect to such options and SARs, all such options and SARs, whether or not then exercisable in whole or in part, shall be fully and immediately exercisable.

4. Restrictions on Shares. Each grant and award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of common stock subject thereto upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of common stock delivered pursuant to any grant or award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5. No Right of Participation or Employment. No person (other than non-employee directors to the extent provided in Article III) shall have any right to participate in the Plan. Neither the Plan nor any grant or award made hereunder shall confer upon any person any right to continued employment by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

6. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to a grant or award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

7. Governing Law. The Plan, each grant and award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

8. Approval of Plan. The Plan and all grants and awards made hereunder shall be null and void if the adoption of the Plan is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the 1995 annual meeting of stockholders.











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